Exhibit 99.2

(2) Per Bank Covenant • Calculated by Financial Statements, leverage ratio would be 3.39X

$330.6 $402.6 $394.7 $413.0$418.4 $508.3 $334.0 $350.9 $280.1 $273.6 0 100 200 300 400 500 600 Q122 Q222 Q323 Q422 Q123 Q223 Q323 Q423 Q124 Q224 Global Ingredients DGD Feed Food Fuel

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Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Net sales three months ended July 1, 2023 $ 404.0 $ 434.0 $ 73.4 $ 911.4 $ 146.3 $ 67.3 $ 16.6 $ 1,141.6 Decrease in sales volumes (14.6) 7.1 — (7.5) (20.3) (4.9) — (32.7) Decrease in finished product prices (73.4) (56.6) — (130.0) (29.6) (13.9) — (173.5) Decrease due to currency exchange rates (1.3) (1.9) (0.4) (3.6) (0.2) — — (3.8) Other change — — 6.5 6.5 — — (3.9) 2.6 Total change (89.3) (51.4) 6.1 (134.6) (50.1) (18.8) (3.9) (207.4) Net sales three months ended June 29, 2024 $ 314.7 $ 382.6 $ 79.5 $ 776.8 $ 96.2 $ 48.5 $ 12.7 934.2 Rendering Sales

(1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

2024 Finished Product Pricing Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Bleachable Fancy Tallow - Chicago Renderer / cwt $43.43 $42.04 $44.26 $43.25 $45.00 $45.00 $49.11 $46.29 Yellow Grease - Illinois / cwt $31.60 $31.50 $32.05 $31.71 $34.27 $35.36 $38.00 $35.85 Used Cooking Oil (UCO) - Illinois / cwt $34.14 $32.25 $32.25 $32.90 $34.22 $36.00 $37.76 $35.96 Meat and Bone Meal - Ruminant - IL/ ton $310.00 $279.13 $288.75 $292.91 $294.89 $287.50 $289.08 $290.51 Poultry By-Product Meal - Feed Grade - Mid South/ton $412.50 $432.75 $376.00 $407.17 $365.91 $375.00 $375.00 $371.25 Poultry By-Product Meal - Pet Food - Mid South/ton $611.31 $775.75 $830.75 $737.17 $834.09 $782.95 $730.26 $785.69 2024 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Soybean Oil (crude/de-gummed) - Central Illinois / cwt $48.42 $44.08 $44.86 $45.83 $43.15 $41.84 $42.10 $42.31 Soybean Oil (RBD) - Central Illinois / cwt $56.16 $53.22 $53.31 $54.26 $50.80 $50.79 $49.85 $50.44 Distiller's Corn Oil - IL/WI cwt $45.64 $43.63 $42.71 $44.02 $41.30 $40.95 $44.61 $42.14 2024 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $4.23 $4.00 $4.05 $4.42 $4.11 $4.32 $4.11 $4.48 2024 European Benchmark Pricing Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $951 $978 $1,068 $999 $1,069 $1,012 $1,039 $1,040 Soy meal - CIF Rotterdam / metric ton $501 $450 $442 $464 $425 $471 $458 $451 QTR. over QTR. (Sequential) Year over Year (Q2) Comparison Q1-2024 Q2-2024 % Q2-2023 Q2-2024 % Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Bleachable Fancy Tallow - Chicago Renderer / cwt $43.25 $46.29 7.0% $56.61 $46.29 -18.2% Yellow Grease - Illinois / cwt $31.71 $35.85 13.1% $46.06 $35.85 -22.2% Used Cooking Oil (UCO) - Illinois / cwt $32.90 $35.96 9.3% $48.45 $35.96 -25.8% Meat and Bone Meal - Ruminant - Illinois / ton $292.91 $290.51 -0.8% $464.27 $290.51 -37.4% Poultry By-Product Meal - Feed Grade - Mid South / ton $407.17 $371.25 -8.8% $485.56 $371.25 -23.5% Poultry By-Product Meal - Pet Food - Mid South / ton $737.17 $785.69 6.6% $934.67 $785.69 -15.9% Soybean Oil (crude/de-gummed) - Central Illinois / cwt $45.83 $42.31 -7.7% $55.98 $42.31 -24.4% Soybean Oil (RBD) - Central Illinois / cwt $54.26 $50.44 -7.0% $66.96 $50.44 -24.7% Distiller's Corn Oil - IL/WI per cwt $44.02 $42.14 -4.3% $55.98 $42.14 -24.7% Average Wall Street Journal Prices (USD) Corn - Track Central IL #2 Yellow / bushel $4.42 $4.48 1.4% $6.68 $4.48 -32.9% Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $999 $1,040 4.1% $958 $1,040 8.6% Soy meal - CIF Rotterdam / metric ton $464 $451 -2.8% $516 $451 -12.6% 2024 Average Jacobsen Prices (USD) 2024 Average Jacobsen Prices (USD) 2024 Average Wall Street Journal Prices (USD) 2024 Average Thomson Reuters Prices (USD) 18

Adjusted EBITDA (U.S. dollars in thousands) Net income attributable to Darling $ 78,866 $ 252,383 $ 160,023 $ 438,184 Depreciation and amortization 124,605 122,086 252,114 238,092 Interest expense 69,225 70,193 132,101 120,492 Income tax expense 774 40,712 4,681 67,686 Restructuring and asset impairment charges — 896 — 5,420 Acquisition and integration costs 1,130 1,706 5,184 8,728 Change in fair value of contingent consideration (33,122) (7,499) (58,371) (7,499) Foreign currency gain (413) (2,490) (649) (7,494) Other (income)/expense, net 568 (5,079) (8,088) (11,238) Equity in net income of Diamond Green Diesel (44,197) (212,964) (122,616) (307,301) Equity in net income of other unconsolidated subsidiaries (3,017) (1,849) (5,327) (1,969) Net income attributable to noncontrolling interests 2,499 2,814 2,930 6,868 Adjusted EBITDA (Non-GAAP) $ 196,918 $ 260,909 $ 361,982 $ 549,969 Foreign currency exchange impact 1,765 (1) — 525 (2) — Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) $ 198,683 $ 260,909 $ 362,507 $ 549,969 DGD Joint Venture Adjusted EBITDA (Darling's share) $ 76,642 $ 247,398 $ 191,702 $ 376,721 Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA $ 273,560 $ 508,307 $ 553,684 $ 926,690 June 29, 2024 July 1, 2023 June 29, 2024 Three Months Ended July 1, 2023 Six Months Ended